UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 8, 2025
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QUANTERIX CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-38319	20-8957988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlesex Turnpike
Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)
(617) 301-9400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value per share	QTRX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On July 8, 2025, Quanterix Corporation, a Delaware corporation (“Quanterix”), filed a Current Report on Form 8-K (the “Original Report”) to report the completion of its previously announced acquisition of Akoya Biosciences, Inc. a Delaware corporation (“Akoya”), on that same date. The acquisition was consummated pursuant to the terms of that certain Amended and Restated Agreement and Plan of Merger dated as of April 28, 2025, by and among Quanterix, Wellfleet Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Quanterix, and Akoya.
This Amendment No. 1 to Current Report on Form 8-K amends the Original Report to include the pro forma financial information required under Items 9.01(b) and excluded from the Original Report in reliance on Item 9.01.
Item 9.01    Financial Statements and Exhibits.
(a)Financial Statements of Business Acquired.
The historical financial statements of Akoya were previously reported in Post Effective Amendment No. 2 to the Registration Statement on Form S-4 filed by Quanterix on June 4, 2025 (File No. 333-284932) and are omitted in reliance on General Instruction B.3 to Form 8-K.
(b)Unaudited Pro Forma Financial Information
The unaudited pro forma condensed combined financial statements for the year ended December 31, 2024 and as of and for the six months ended June 30, 2025 giving effect to the acquisition of Akoya are filed as Exhibit 99.1 to this Amendment No. 1 to the Current Report on Form 8-K and incorporated in this Item 9.01 by reference.
(d)Exhibits

Exhibit No.	Description
99.1
Unaudited pro forma condensed combined financial statements of Quanterix Corporation and Akoya Biosciences, Inc. for the year ended December 31, 2024 and as of and for the six months ended June 30, 2025.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2025	QUANTERIX CORPORATION

	By:	/s/ Vandana Sriram
	Name:	Vandana Sriram
	Title:	Chief Financial Officer